VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ATTN: Robert Barbieri
HIGHER ONE HOLDINGS, INC.	ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
115 MUNSON STREET
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

NEW HAVEN, CT 06511
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
FOR the following:	☐	☐	☐

1. Election of Directors
Nominees

01 Paul Biddelman	02 Dean Hatton	03 Charles Moran

The Board of Directors recommends you vote FOR proposals 2 and 3:		For	Against	Abstain

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

3.	Approval of the Amended and Restated 2010 Equity Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.	☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign  exactly as your  name(s) appear(s)  hereon.  When  signing as attorney, executor, administrator, or  other  fiduciary, please  give  full title as such.  Joint owners should  each sign  personally. All holders  must sign. If a corporation or  partnership, please  sign  in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

HIGHER ONE HOLDINGS, INC.
Annual Meeting of Stockholders
May 23, 2013 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Volchek and Miles Lasater, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of HIGHER ONE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 AM, Eastern Time on May 14, 2012, at the offices of Higher One Holdings, Inc., 115 Munson Street, New Haven, CT 06511, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of nominees for the Board of Directors listed on the reverse side and FOR Proposal 2 and FOR Proposal 3.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side